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                                                                    Exhibit 10.9



                          TOUCH 1 COMMUNICATIONS, INC.
                            Post Office Drawer 10751
                           Atmore, Alabama 36504-5741



                                PROMISSORY NOTE
                                ---------------

$13,850,000.00

         For value received the undersigned party, promises to pay, to the order of Corman Elegre Capital, the principal sum of $13,850,000.00 together with accrued interest at the rate equal to six percent (6%) per annum. Said principal and interest shall be paid in sixty (60) equal monthly installments.

                                          TOUCH 1 COMMUNICATIONS, INC.



                                          BY:   /s/ Trey Davis
                                              --------------------------------

                                          Its:  Secretary
                                               -------------------------------

                                          Date: September 10, 1999
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